                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                 ---------------



                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported):

                                 JANUARY 4, 2002


                         WESTPORT RESOURCES CORPORATION
               (Exact Name of Registrant as Specified in Charter)


            NEVADA                     001-14256                 13-3869719
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)


                             410 SEVENTEENTH STREET
                                   SUITE 2300
                             DENVER, COLORADO 80202
              (Address and Zip Code of Principal Executive Offices)


                                 (303) 573-5404
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

         On January 4, 2002, Westport Resources Corporation, a Nevada corporation, issued a press release announcing its operational and financial guidance for 2002. The press release is attached to this Form 8-K as Exhibit
99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial Statements of business acquired.

                  None.

         (b)      Pro Forma Financial Information.

                  None.

         (c)      Exhibits.

                  The following exhibit is filed herewith:

                  EXHIBIT
                  NUMBER                          EXHIBIT

                   99.1 Press release dated January 4, 2002 entitled "Westport Announces Capital Budget and 2002 Guidance"


                            [SIGNATURE PAGE FOLLOWS]



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WESTPORT RESOURCES CORPORATION

Date: January 4, 2002                  By:    /s/ Howard L. Boigon
                                              -------------------------------
                                       Name:  Howard L. Boigon
                                       Title: Vice President, General Counsel
                                              and Secretary





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                                  EXHIBIT INDEX


 EXHIBIT
  NUMBER                             EXHIBIT
--------                             -------
  99.1*     Press release dated January 4, 2002 entitled "Westport Announces
            Capital Budget and 2002 Guidance"

 *Filed herewith.